Exhibit 99.1
FIRST LETTER AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of September 30, 2009
Deutsche Bank Trust Company Americas,
   as Administrative Agent under the
   Credit Agreement referred to below
60 Wall Street
New York, New York 10005
          Re: Grubb & Ellis Company Credit Facility
Ladies and Gentlemen:
          Reference is made to the Third Amended and Restated Credit Agreement dated as of May 18, 2009 (the “Credit Agreement”) by and among Grubb & Ellis Company (the “Borrower”), the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
          It is hereby agreed by you and us as follows:
          Section 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 4 below), hereby amended as follows:
          (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms thereto in appropriate alphabetical order:
     “Discounted Prepayment Option” has the meaning set forth in Section 2.06(a)(ii).
     “DPO Amount” has the meaning set forth in Section 2.06(a)(ii).
     “DPO Option Period” has the meaning set forth in Section 2.06(a)(ii).
     “First Amendment Effective Date” means September 30, 2009.
     “KG Placement” has the meaning set forth in Section 2.06(e)(ii)(D).
     “Placement Proceeds” has the meaning set forth in Section 5.01(aa).
     “Placement Proceeds Account” has the meaning set forth in the Security Agreement.
     “Subordinated Debt” means Debt subordinate in all respects to the indebtedness evidenced at any time by the Facility and not secured by any Lien.

          (b) Section 2.01(b) of the Credit Agreement is hereby amended by (i) inserting the words “except to the extent of any Letter of Credit Advances and participations therein pursuant to Section 2.03(c)” immediately prior to the period at the end of the third (3rd) sentence thereof, (ii) deleting the words “the initial Borrowing to fund the L/C Collateral Account pursuant to Section 3.01(k),” from the parenthetical in the fourth (4th) sentence thereof, (iii) deleting the reference “2.06(a)” in the penultimate sentence thereof and substituting therefor “2.06(a)(i)”, and (iv) deleting the last sentence thereof in its entirety.
          (c) Section 2.01(d) of the Credit Agreement is hereby amended by (i) inserting the following proviso at the end of the fourth (4th) sentence thereof: “; provided, however, that notwithstanding anything in this Section 2.01(d) to the contrary, but subject to the terms and conditions of Section 2.02, the Borrower shall be permitted to obtain a modification or renewal of any Existing Letter of Credit the only effect of which is to change the expiration date thereof to a date not later than the 30th day before the Termination Date (without reference to any extension options)”, and (ii) deleting the last sentence thereof in its entirety.
          (d) Section 2.04(d)(iii) of the Credit Agreement is hereby amended by inserting the words “, if any,” immediately following the word “funds” and prior to the word “available” in the first sentence thereof.
          (e) Section 2.06(a) of the Credit Agreement is hereby amended by inserting “(i)” at the beginning of such Section immediately following “Optional.”
          (f) A new Section 2.06(a)(ii) is hereby added to the Credit Agreement as follows:
     “(ii) During the period beginning on the First Amendment Effective Date and ending at 5:00 p.m. (New York City time) on November 30, 2009 (the “DPO Option Period”), the Borrower shall have a one-time right (the “Discounted Prepayment Option”) to prepay the then outstanding aggregate principal amount of the Facility for a reduced principal amount equal to sixty-five percent (65%) of the aggregate principal amount of the Facility then outstanding (the “DPO Amount”), provided that the following conditions precedent shall have been met: (A) the Borrower shall have paid the DPO Amount in full, (B) no Default or Event of Default shall have occurred and be continuing, (C) the Borrower shall have paid all applicable amounts described in Section 9.04(c) (including, without limitation, any applicable breakage costs), and (D) all outstanding Letters of Credit shall have been terminated. In the event that the Borrower shall fail to timely exercise the Discounted Prepayment Option or shall fail to qualify to exercise the same, then the Discounted Prepayment Option shall lapse and be of no further force or effect upon the expiration of the DPO Option Period. Until such time, if any, as the Borrower shall have exercised the Discounted Prepayment Option and fulfilled all of the conditions precedent in connection therewith, (x) the Facility shall not be deemed to have been reduced, forgiven or retired in any respect, and (y) the Borrower shall not be entitled to any reduction or deemed reduction of the principal amount of the Facility.”
          (g) Section 2.06(b)(ii) of the Credit Agreement is hereby amended and restated as follows:
     “(ii) The Borrower shall, on each Business Day, pay to the Administrative Agent for deposit in the L/C Collateral Account an amount sufficient to cause the aggregate amount on deposit in the L/C Collateral Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.”

          (h) Section 2.06(e)(ii)(D) of the Credit Agreement is hereby amended by inserting the following proviso at the end of such Section immediately following the semicolon: “provided, however, that the Kojaian Group shall be permitted to acquire Equity Interests or Subordinated Debt in the Borrower through a single private placement transaction in an aggregate amount equal to $5,000,000 (the “KG Placement”) so long as (i) any such Equity Interests shall be junior, subject and subordinate in all respects to the Facility, (ii) with respect to any such Subordinated Debt, the Borrower and the Kojaian Group shall have executed and delivered to the Administrative Agent a subordination agreement in substantially the form of Exhibit M hereto, (iii) the Borrower shall comply with the terms and conditions of Sections 5.01(aa) and 5.01(bb) hereof, (iv) the Borrower shall have delivered to the Administrative Agent correct and complete copies of all documentation in respect of the KG Placement and such documentation shall otherwise be on terms and conditions satisfactory to the Administrative Agent, and (v) the KG Placement shall be completed and funded by October 2, 2009;”
          (i) Section 2.06(e)(ii)(E) of the Credit Agreement is hereby amended by inserting the following language at the end of such Section immediately following the word “privately,” and prior to the word “and”: “subject, however, to the proviso set forth in Section 2.06(e)(ii)(D) with respect to any KG Placement.”
          (j) Section 2.06(e)(iv)(B) of the Credit Agreement is hereby amended by deleting the words “October 2009, November 2009 and December 2009” and substituting therefor “December 2009 and January 2010, and on January 15, 2010”.
          (k) Section 2.08(b) of the Credit Agreement is hereby amended and restated as follows:
     “(b) Letter of Credit Fees, Etc. (i) The Borrower shall pay to the Administrative Agent for the account of each Lender a commission, payable quarterly in arrears on the last day of each March, June, September and December, commencing December 31, 2009, and on the Termination Date, on such Lender’s Pro Rata Share of the daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances in effect from time to time. Upon the occurrence and during the continuance of any Event of Default, the amount of commission payable by the Borrower under this clause (b)(i) shall be increased by 2% per annum.
     (ii) The Borrower shall pay to the Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued by it for each Letter of Credit issued by the Issuing Bank, in an amount equal to 0.125% of the Available Amount of such Letter of Credit, provided that in no event shall the annual facing fee in respect of any Letter of Credit be less than $500.00. Facing fees shall be due and payable quarterly in arrears on the last day of each March, June, September and December, commencing December 31, 2009. In addition, the Borrower shall pay to the Issuing Bank, for its own account, the Issuing Bank’s standard charges with respect to the issuance of, amendment to, payment under and transfer of Letters of Credit and such other fees related to Letters of Credit including but not limited to postage, courier, electronic mail and legal expenses.”
          (l) Section 3.01(k) of the Credit Agreement is hereby deleted in its entirety.
          (m) Section 5.01(t) of the Credit Agreement is hereby amended by deleting “September 30, 2009” and substituting therefor “November 30, 2009”.

          (n) New Sections 5.01(aa) and 5.01(bb) are hereby added to the Credit Agreement as follows:
     “(aa) Placement Proceeds Account. Immediately upon the consummation of the KG Placement, (i) the Borrower shall make a single deposit of one-hundred percent (100%) of the Net Cash Proceeds of the KG Placement (the “Placement Proceeds”) into the Placement Proceeds Account, and (ii) the Borrower shall execute such amendments to each of the Security Agreement and the existing Account Control Agreement pertaining to the Placement Proceeds Account and shall take such other actions as are reasonably requested by the Administrative Agent to ensure that the Administrative Agent, for the benefit of the Lenders, continues to maintain a first priority perfected security interest in the Placement Proceeds Account.”
     “(bb) Disbursement of Placement Proceeds. All Placement Proceeds shall be disbursed by the Administrative Agent to the Borrower strictly in accordance with the Approved Budget, provided that (i) no Default or Event of Default shall have occurred and be continuing, (ii) no Material Adverse Change shall have occurred, (iii) such disbursements shall be requested not more than once per week, and (iv) at least two (2) Business Days prior to the date of a requested disbursement, the Borrower shall have completed and delivered to the Administrative Agent a disbursement request in substantially the form of Exhibit L hereto together with (x) a cash balance report (showing day-end balances) in form satisfactory to the Administrative Agent, (y) a weekly cumulative cash flow variance report showing not more than the Permitted Variance, and (z) the then current Budget Reconciliation and Cash Flow Variance Report in compliance with Section 5.03(e).”
          (o) Section 5.03(e) of the Credit Agreement is hereby amended by (i) deleting “the calendar week ending May 22, 2009” in the first sentence thereof and substituting therefor “the first calendar week following the First Amendment Effective Date”, (ii) inserting the words “First Amendment” before the words “Effective Date” in the fourth (4th) line thereof, and (iii) inserting the words “First Amendment” before the words “Effective Date” in the penultimate line thereof.
          (p) Section 5.03(f)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(i) As soon as available and in any event not later than three (3) Business Days following the First Amendment Effective Date, a consolidated, detailed monthly budget prepared on a line-item basis for the balance of calendar year 2009, in detail, form and substance satisfactory to the Administrative Agent and the Required Lenders showing all revenues projected to be received and all expenditures projected to be made by the Borrower and its Subsidiaries in the course of their business operations for the period covered thereby (such cash flow projection and budget, as modified or replaced from time to time with the approval of the Administrative Agent and the Required Lenders, including without limitation any Revised Approved Budget pursuant to Section 2.06(e)(iv), the “Approved Budget”),”
          (q) Section 6.02 of the Credit Agreement is hereby amended by inserting the following sentence at the beginning thereof: “If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative

Agent’s Office, for deposit in the L/C Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Law, the Borrower will pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent’s Office, for deposit in the L/C Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.”
          (r) Schedule 2.06(e)(iii) of the Credit Agreement is hereby amended by deleting “September 30, 2009” in the first line thereof and substituting therefor “November 30, 2009”.
          (s) A new Exhibit L (Form of Disbursement Request) is hereby added to the Credit Agreement, in the form attached hereto as Exhibit L.
          (t) A new Exhibit M (Form of Subordination Agreement) is hereby added to the Credit Agreement, in the form attached hereto as Exhibit M.
          (u) Schedule I (Commitments, Pro Rata Shares and Applicable Lending Offices) to the Credit Agreement is hereby replaced with Schedule I attached hereto.
          Section 2. Application of Funds in the L/C Collateral Account. On or prior to the Amendment Effective Date, all funds presently on deposit in the L/C Collateral Account (as such term is defined in the existing Credit Agreement) shall be applied by the Administrative Agent to pay down the Facility, rather than continuing to be held as cash collateral for the Letters of Credit. The Borrower hereby ratifies any such application of funds in the L/C Collateral Account to the Facility that occurred prior to the Amendment Effective Date.
          Section 3. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date.
          Section 4. Effectiveness of Amendment. This First Letter Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) shall become effective as of the date first above written (the “Amendment Effective Date”) solely when (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, and (ii) all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the date hereof shall have been paid in full and in accordance with Section 7 below.

          Section 5. Ratification. The Credit Agreement, as amended hereby, each of the other Loan Documents, and the liens created thereunder are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          Section 6. Ratification of Guaranty. Each of the Guarantors under the Guaranty hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.
          Section 7. Costs and Expenses. The Borrower agrees to pay on demand and in any event no later than one (1) Business Day after the Amendment Effective Date all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement, and the failure to make such payment on the applicable due date therefor shall comprise an immediate Event of Default.
          Section 8. Release and Covenant Not to Sue. (a) Each of the Borrower and the Guarantors, for itself and its Affiliates, heirs, executors, administrators, predecessors, successors, assigns, officers, directors, members, shareholders, stockholders, agents, employees, and anyone claiming through or under any of them (collectively, “Releasors”), hereby releases and discharges the Administrative Agent, the Lenders, Deutsche Bank Securities Inc., and their respective predecessors, successors, assigns, current and former officers, directors, members, shareholders, stockholders, agents, attorneys, employees, and anyone claiming through or under any of them in their respective capacities as holders, directly or indirectly, of interests in the Facility or as parties to the Loan Documents (collectively, the “Released Parties”), from any and all claims, counterclaims, demands, obligations, liabilities, suits, promises, defenses, offsets, causes of action, controversies, judgments, costs and expenses of whatever kind or nature relating to, in connection with, or arising out of, the Facility or the documentation executed in connection therewith, and irrespective of how, why, or by reason of what facts, whether heretofore, now existing, or hereafter arising, or that could, might, or may be claimed to exist, of whatever kind or name that any Releasor may have against any Released Party, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, and whether in law or equity (collectively, “Claims”), including, without limitation, all Claims alleging violations of federal or state securities laws, common law fraud or deceit, breach of fiduciary duty, negligence, tort or any other theory, based upon, arising from, relating to, or in connection with, directly or indirectly, any issue or matter relating to the Facility, including, without limitation, all discussions and negotiations relating thereto or the documentation executed in connection therewith or the conduct of the parties thereto during the term thereof.
          (b) Each of the Borrower and the Guarantors, for itself and its respective, heirs, executors, administrators, successors and assigns, hereby covenants and irrevocably agrees (for itself and each of its Affiliates) that it shall not directly or indirectly assert, authorize, pursue or induce any third party to assert or pursue, assist or cooperate with any third party in asserting or pursuing, or seek to obtain any recovery with respect to any legal or equitable cause of action, suit, claim, defense, offset, counterclaim, cross-claim or pleading or other proceeding of any sort whatsoever, participate in any proceeding or action, or make any allegations against any Released Parties asserting with respect to all Claims released above, any issue or matter relating to the Facility including, without limitation, any issues or matters relating to the origination of the Facility or the conduct of the parties thereto during the term thereof.

          Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 10. Governing Law. This Amendment constitutes a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of New York.
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Very truly yours, GRUBB & ELLIS COMPANY, as Borrower
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Agreed as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and a Lender

By
Name:
Title:

By
Name:
Title:
[SIGNATURES CONTINUE ON FOLLOWING PAGES]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By
Name:
Title:
[SIGNATURES CONTINUE ON FOLLOWING PAGES]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By
Name:
Title:
[SIGNATURES CONTINUE ON FOLLOWING PAGES]

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender

By
Name:
Title:
[SIGNATURES CONTINUE ON FOLLOWING PAGES]

GRUBB & ELLIS AFFILIATES, INC.
By
Name:
Title:

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By
Name:
Title:

GRUBB & ELLIS OF ARIZONA, INC.
By
Name:
Title:

GRUBB & ELLIS CONSULTING SERVICES COMPANY
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

GRUBB & ELLIS INSTITUTIONAL PROPERTIES, INC.
By
Name:
Title:

GRUBB & ELLIS OF MICHIGAN, INC.
By
Name:
Title:

GRUBB & ELLIS MORTGAGE GROUP, INC.
By
Name:
Title:

GRUBB & ELLIS OF NEVADA, INC.
By
Name:
Title:

GRUBB & ELLIS NEW YORK, INC.
By
Name:
Title:

GRUBB & ELLIS ADVISERS OF CALIFORNIA, INC.
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

HSM INC.
By
Name:
Title:

WM. A. WHITE/GRUBB & ELLIS INC.
By
Name:
Title:

LANDAUER HOSPITALITY INTERNATIONAL, INC.
By
Name:
Title:

LANDAUER SECURITIES, INC.
By
Name:
Title:

GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.
By
Name:
Title:

GRUBB & ELLIS EUROPE, INC.
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

NNN REALTY ADVISORS, INC.
By
Name:
Title:

GRUBB & ELLIS REALTY INVESTORS, LLC
By
Name:
Title:

TRIPLE NET PROPERTIES REALTY, INC.
By
Name:
Title:

GRUBB & ELLIS RESIDENTIAL MANAGEMENT, INC.
By
Name:
Title:

GERA SHAFER/ABRAMS HOLDINGS LLC
By
Name:
Title:

GERA 6400 SHAFER LLC
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

GERA ABRAMS CENTRE LLC
By
Name:
Title:

GRUBB & ELLIS ALESCO GLOBAL ADVISORS, LLC
By
Name:
Title:

NNN/ROC APARTMENT HOLDINGS, LLC
By
Name:
Title:

GRUBB & ELLIS HOUSING, LLC
By
Name:
Title:

GRUBB & ELLIS APARTMENT REIT ADVISOR, LLC
By
Name:
Title:

GRUBB & ELLIS HEALTHCARE REIT ADVISOR, LLC
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

GRUBB & ELLIS HEALTHCARE REIT II ADVISOR, LLC
By
Name:
Title:

NNN ROCKY MOUNTAIN EXCHANGE, LLC
By
Name:
Title:

NNN 200 GALLERIA MEMBER, LLC
By
Name:
Title:

EXHIBIT L
FORM OF
DISBURSEMENT REQUEST
Deutsche Bank Trust Company Americas,
   as Administrative Agent under the
   Credit Agreement referred to below
60 Wall Street
New York, NY 10005
Attention: Michael Suchy                    [Date]
Ladies and Gentlemen:
          The undersigned, GRUBB & ELLIS COMPANY, refers to the Third Amended and Restated Credit Agreement dated as of May 18, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, the Lender Parties party thereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent for the Lender Parties, and hereby gives you notice, irrevocably, pursuant to Section 5.01(bb) of the Credit Agreement that the undersigned hereby requests a disbursement of the Placement Proceeds, and in that connection sets forth below the information relating to such disbursement (the “Proposed Disbursement”) as required by 5.01(bb) of the Credit Agreement:
(i)     The Business Day of the Proposed Disbursement is _________ ___, ______.
(ii)    The aggregate amount of the Proposed Disbursement is $_________.
          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Disbursement:
(a)     No Default or Event of Default has occurred and is continuing, or would result from such Proposed Disbursement or from the application of the proceeds therefrom.
(b)     No Material Adverse Change has occurred since December 31, 2008.
(c)     Attached as Schedule I hereto is a true and correct detailed break-down showing the manner in which the proceeds of the Proposed Disbursement will be expended in accordance with the Approved Budget.
(d)     Attached as Schedule II hereto is a true and correct cash balance report (showing day-end balances).
(e)     Attached as Schedule III hereto is the current weekly cumulative cash flow variance report showing not more than the Permitted Variance.
(f)     The current Budget Reconciliation and Cash Flow Variance Report attached as Schedule IV hereto is true and correct and complies with the requirements of Section 5.03(e) of the Credit Agreement.

Exh. L-1

(g)     The proceeds of the Proposed Disbursement will be disbursed to pay items due and payable in accordance with the Approved Budget.
          Delivery of an executed counterpart of this Disbursement Request by telecopier shall be effective as delivery of an original executed counterpart of this Disbursement Request.

Very truly yours, GRUBB & ELLIS COMPANY
By
Name:
Title:

Exh. L-2

SCHEDULE I
Statement of Cash Flow

Exh. L-3

SCHEDULE II
Cash Balance Report

Exh. L-4

SCHEDULE III
Weekly Cumulative Cash Flow Variance Report

Exh. L-5

SCHEDULE IV
Budget Reconciliation and Cash Flow Variance Report

Exh. L-6

EXHIBIT M
FORM OF
SUBORDINATION AGREEMENT
SUBORDINATION AGREEMENT
          SUBORDINATION AGREEMENT, dated as of [______] (this “Agreement”), among KOJAIAN MANAGEMENT CORPORATION, a Michigan corporation (the “Subordinated Lender”), GRUBB & ELLIS COMPANY (the "Borrower”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent, in its capacity as administrative agent under the Credit Agreement (as defined below) (the “Administrative Agent”), for the benefit of the Lender Parties (as defined below).
          Reference is made to the Third Amended and Restated Credit Agreement dated as of May 18, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement”) by and among the Borrower, the guarantors named therein, the Administrative Agent, the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger.
          Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. All references to articles, sections, exhibits and schedules shall be deemed references to articles and sections of, and exhibits and schedules to, this Agreement, unless the context shall otherwise require.
          The ability under the Credit Agreement of the Borrower to incur Subordinated Debt to the Subordinated Lender is conditioned upon the execution and delivery by the Subordinated Lender and the Borrower of an agreement in the form hereof pursuant to which the Subordinated Lender agrees to subordinate its rights with respect to the Subordinated Obligations (as defined below) to the rights of the Senior Lenders (as defined below) under the Credit Agreement, all on the terms set forth herein.
          Accordingly, the Subordinated Lender, the Borrower and the Administrative Agent, on behalf of itself and each Senior Lender (and each of their respective successors or assigns), hereby agrees as follows:
          SECTION 1. Subordination. (a) The Subordinated Lender hereby agrees that all its right, title and interest in and to the Subordinated Obligations (as defined below) shall be subordinate and junior in right of payment to the rights of the Lender Parties and the Administrative Agent (each, as defined in the Credit Agreement and collectively, the “Senior Lenders”) in respect of the Obligations of the Borrower and the Guarantors arising under the Credit Agreement and the other Loan Documents, including the payment of principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for any reorganization relating to the Borrower or any Subsidiary whether or not a claim for post-filing interest is allowed or allowable in any such proceeding), fees, charges, expenses, indemnities, reimbursement obligations, Guarantees and all other amounts payable thereunder or in respect thereof (collectively, the “Senior Obligations”). For purposes hereof, “Subordinated Obligations” means all obligations of the Borrower to the Subordinated Lender with respect to that certain Senior Subordinated Convertible Note in the amount of $5,000,000 dated September 30, 2009 executed by the Borrower in favor of the Subordinated Lender and all replacements thereof and substitutions therefor (the “Subordinated Note”).

          (b) The Borrower and the Subordinated Lender agree that no payment (whether directly, by purchase, redemption or exercise of any right of setoff or otherwise) in respect of the Subordinated Obligations, whether as principal, interest or otherwise, and whether in cash, securities or other property, shall be made by or on behalf of the Borrower or received, accepted or demanded, directly or indirectly, by or on behalf of the Subordinated Lender at any time prior to the indefeasible payment in full in cash of all Senior Obligations (other than indemnification obligations and other contingent obligations not then due and payable) (“Payment in Full of the Senior Obligations”). For avoidance of doubt, the Senior Obligations shall be deemed to have been paid “in full” for purposes of the foregoing definition upon the payment of the DPO Amount subject to and in accordance with the provisions of Section 2.06(a)(ii) of the Credit Agreement.
          (c) Upon any distribution of the assets of the Borrower or upon any dissolution, winding up, liquidation or reorganization of the Borrower, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower, or otherwise:
     (i) the Senior Lenders shall first be entitled to Payment in Full of the Senior Obligations before the Subordinated Lender shall be entitled to receive any payment on account of the Subordinated Obligations of the Borrower, whether of principal, interest or otherwise; and
     (ii) any payment by, or on behalf of, or distribution of the assets of, the Borrower of any kind or character, whether in cash, securities or other property, to which the Subordinated Lender would be entitled except for the provisions of this Section 1 shall be paid or delivered by the person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Administrative Agent, for the benefit of the Senior Lenders as contemplated by the Loan Documents, until the indefeasible payment in full of all Senior Obligations (other than indemnification obligations and other contingent obligations not then due and payable).
Prior to Payment in Full of the Senior Obligations, the Subordinated Lender agrees not to ask, demand, sue for or take or receive from the Borrower in cash, securities or other property or by setoff, purchase or redemption (including, without limitation, from or by way of collateral), payment of all or any part of the Subordinated Obligations. In addition, the Subordinated Lender agrees that in connection with any proceeding involving the Borrower under any bankruptcy, insolvency, reorganization, arrangement, receivership or similar law (i) the Administrative Agent is irrevocably authorized and empowered (in its own name or in the name of the Subordinated Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the applicable Subordinated Obligations and enforcing any security interest or other Lien securing payment of such Subordinated Obligations) as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interest of the Senior Lenders and (ii) the Subordinated Lender shall duly and promptly take such action as the Administrative Agent may request to (A) collect amounts in respect of the applicable Subordinated Obligations for the account of the Senior Lenders and to file appropriate claims or proofs of claim in respect of such Subordinated Obligations, (B) execute and deliver to the Administrative Agent such irrevocable powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and other Liens securing payment of, the applicable Subordinated Obligations and (C) collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the applicable Subordinated Obligations. A copy of this Agreement may be filed with any court as evidence of the Senior Lenders’ right, power and authority hereunder.

          (d) In the event that any payment by, or on behalf of, or distribution of the assets of, the Borrower of any kind or character, whether in cash, securities or other property, and whether directly, by purchase, redemption, exercise of any right of setoff or otherwise, shall be received by or on behalf of the Subordinated Lender or any Affiliate thereof at a time when such payment is prohibited by this Agreement, such payment or distribution shall be held by the Subordinated Lender or Affiliate in trust (segregated from other property of the Subordinated Lender or Affiliate) for the benefit of, and shall forthwith be paid over to, the Administrative Agent, for the benefit of the Senior Lenders (pro rata, in accordance with the respective amounts of the Senior Obligations owed to each of the Senior Lenders), until the Payment in Full of the Senior Obligations.
          (e) Subject to the prior Payment in Full of the Senior Obligations, the Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions in cash, securities or other property of the Borrower applicable to the Senior Obligations until Payment in Full of the Senior Obligations, and, as between and among the Borrower, its creditors (other than the Senior Lenders) and the Subordinated Lender, no such payment or distribution made to the Senior Lenders by virtue of this Agreement that otherwise would have been made to the Subordinated Lender shall be deemed to be a payment by the Borrower on account of the Subordinated Obligations, it being understood that the provisions of this paragraph (e) are intended solely for the purpose of defining the relative rights of the Subordinated Lender and the Senior Lenders.
          (f) Without the prior written consent of the Administrative Agent, the Borrower shall not give, or permit to be given, and the Subordinated Lender shall not receive, accept or demand, (i) any security of any nature whatsoever for any Subordinated Obligations on any property or assets, whether now existing or hereafter acquired, of the Borrower or any subsidiary of the Borrower, unless such security shall by its terms be subject to enforcement and collection by the Administrative Agent in connection with any action in respect of enforcement or collection taken under paragraph (c) above or (ii) any guaranty, of any nature whatsoever, by the Borrower or any subsidiary of the Borrower, of any Subordinated Obligations other than any guaranty subordinated to the Senior Obligations on terms substantially identical to (and no less favorable in any significant respect to the Senior Lenders than) those hereof. The Subordinated Lender agrees that all the proceeds of any such security or guaranty shall be subject to the provisions hereof with respect to payments and other distributions in respect of the Subordinated Obligations.
          (g) The Subordinated Lender and the Borrower agree that all Subordinated Obligations shall at all times be evidenced by the Subordinated Note, which the Administrative Agent has reviewed and approved. The Subordinated Note shall be subject in all respects to the terms of this Agreement and shall contain the following legend:
“Notwithstanding anything contained herein to the contrary, neither the principal of nor the interest on, nor any other amounts payable in respect of, the indebtedness created or evidenced by this instrument of record shall become due or be paid or payable, except to the extent permitted under the Subordination Agreement dated as of _________, 20___ among the Subordinated Lender, the Borrower and Deutsche Bank Trust Company Americas, in its capacity as Administrative Agent, which Subordination Agreement is incorporated herein with the same effect as if fully set forth herein.”.
          (h) The Subordinated Lender agrees that, except for claims submitted in any proceeding contemplated by Section 1(c) hereof, it will not, prior to the Payment in Full of the Senior Obligations, take any action to cause any Subordinated Obligations to become payable prior to their scheduled maturity (which, in the case of any demand notes, shall be the date demand is made thereunder) or exercise any remedies or take any action or proceeding to enforce any Subordinated Obligation if the payment of such Subordinated Obligation is then prohibited by this Agreement, and the Subordinated Lender further agrees not to file, or to join with any other creditors of the Borrower in filing, any petition commencing any bankruptcy, insolvency, reorganization, arrangement or receivership proceeding or any assignment for the benefit of creditors against or in respect of the Borrower or any other marshalling of the assets and liabilities of the Borrower (provided that this prohibition shall in no event be construed so as to limit the Subordinated Lender’s right to cause any Subordinated Obligations to become payable prior to their scheduled maturity if all the outstanding Advances under the Credit Agreement have been declared due and payable prior to their scheduled maturity dates). The Subordinated Lender further agrees, to the fullest extent permitted under applicable law, that it will not cause the Borrower to file any such petition, commence any such proceeding or make any such assignment referred to above until the Payment in Full of the Senior Obligations.
          SECTION 2. Waivers and Consents. (a) The Subordinated Lender waives the right to compel that the Collateral or any other assets or property of the Borrower or the assets or property of any Guarantor of the Senior Obligations or any other Person be applied in any particular order to discharge the Senior Obligations. The Subordinated Lender expressly waives the right to require the Senior Lenders to proceed against the Borrower, the Collateral or any Guarantor of the Senior Obligations or any other Person, or to pursue any other remedy in any Senior Lender’s power which the Subordinated Lender cannot pursue and which would lighten the Subordinated Lender’s burden, notwithstanding that the failure of any Senior Lender to do so may thereby prejudice the Subordinated Lender. The Subordinated Lender agrees that it shall not be discharged, exonerated or have its obligations hereunder to the Senior Lenders reduced by any Senior Lender’s delay in proceeding against or enforcing any remedy against the Borrower, the Collateral or any Guarantor of the Senior Obligations or any other Person; by any Senior Lender releasing the Borrower, the Collateral or any other Guarantor of the Senior Obligations or any other Person from all or any part of the Senior Obligations; or by the discharge of the Borrower, the Collateral or any Guarantor of the Senior Obligations or any other Person by operation of law or otherwise, with or without the intervention or omission of a Senior Lender. Any Senior Lender’s vote to accept or reject any plan of reorganization relating to the Borrower, the Collateral, or any Guarantor of the Senior Obligations or any other Person, or any Senior Lender’s receipt on account of the Senior Obligations other than the indefeasible payment in full in cash thereof of any cash, securities or other property distributed in any bankruptcy, reorganization, or insolvency case, shall not discharge, exonerate, or reduce the obligations of the Subordinated Lender hereunder to the Senior Lenders.
          (b) The Subordinated Lender waives all rights and defenses arising out of an election of remedies by the Senior Lenders, even though that election of remedies, including, without limitation, any nonjudicial foreclosure with respect to security for the Senior Obligations, has impaired the value of the Subordinated Lender’s rights of subrogation, reimbursement or contribution against the Borrower or any Guarantor of the Senior Obligations or any other Person. The Subordinated Lender expressly waives any rights or defenses it may have by reason of protection afforded to the Borrower or any Guarantor of the Senior Obligations or any other Person with respect to the Senior Obligations pursuant to any anti-deficiency laws or other laws of similar import which limit or discharge the principal debtor’s indebtedness upon judicial or nonjudicial foreclosure of real property or personal property Collateral for the Senior Obligations.
          (c) The Subordinated Lender agrees that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, any demand for payment of any Senior Obligations made by a Senior Lender may be rescinded in whole or in part by the Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Borrower or any other Guarantor or any other party upon or for any part thereof, or any Collateral or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lenders, in each case without notice to or further assent by the Subordinated Lender, which will remain bound under this Agreement and without impairing, abridging, releasing or affecting the subordination and other agreements provided for herein.
          (d) The Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lenders upon this Agreement. The Senior Obligations shall be deemed conclusively to have been created, contracted or incurred and the consent given to create the obligations of the Borrower in respect of the Subordinated Obligations in reliance upon this Agreement, and all dealings between the Borrower and the Senior Lenders shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Lender acknowledges and agrees that the Senior Lenders have relied upon the subordination and other agreements provided for herein in consenting to the Subordinated Obligations. The Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.
          SECTION 3. Transfers. Prior to the Payment in Full of the Senior Obligations, the Subordinated Lender shall not sell, assign or otherwise transfer or dispose of, in whole or in part, all or any part of the Subordinated Obligations or any interest therein to any other Person (a “Transferee”) or create, incur or suffer to exist any security interest, Lien, charge or other encumbrance whatsoever upon all or any part of the Subordinated Obligations (other than under the Loan Documents) or any interest therein in favor of any Transferee unless (i) such action is made expressly subject to this Agreement, (ii) the Transferee is a member of the Kojaian Group, and (iii) the Transferee expressly acknowledges in writing to the Administrative Agent that it agrees to be bound by all of the terms of this Agreement, including, without limitation, this Section 3, as if such Person were a Subordinated Lender.
          SECTION 4. Senior Obligations Unconditional. All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the Subordinated Lender and the Borrower hereunder, shall remain in full force and effect irrespective of:
          (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document;
          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of, or consent to departure from, the Credit Agreement or any other Loan Document;
          (c) any exchange, release or nonperfection of any Lien in any collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of, or consent to departure from, any guaranty of any of the Senior Obligations; or
          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Senior Obligations, or of the Subordinated Lender or the Borrower in respect of this Agreement.
          SECTION 5. Representations and Warranties. The Subordinated Lender represents and warrants to the Administrative Agent, for the benefit of the Senior Lenders, that:
          (a) It has the power and authority to execute and deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement.

          (b) This Agreement has been duly executed and delivered by the Subordinated Lender and constitutes a legal, valid and binding obligation of the Subordinated Lender, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          (c) The execution, delivery and performance of this Agreement will not violate any provision of any requirement of law applicable to the Subordinated Lender or of any contractual obligation of the Subordinated Lender.
          (d) No consent or authorization of filing with, or other act by or in respect of, any Governmental Authority, is required in connection with the execution, delivery or performance of this Agreement.
          SECTION 6. Waiver of Claims. (a) To the maximum extent permitted by law, the Subordinated Lender waives any claim it might have against any Senior Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of any Senior Lender or its directors, officers, employees, agents or Affiliates with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral. Neither the Senior Lenders nor any of their respective directors, officers, employees, agents or Affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or any Guarantee or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or the Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Security Documents, or any part thereof.
          (b) The Subordinated Lender, for itself and on behalf of its successors and assigns, hereby waives any and all now existing or hereafter arising rights it may have to require the Senior Lenders to marshal assets for the benefit of the Subordinated Lender, or to otherwise direct the timing, order or manner of any sale, collection or other enforcement of the Collateral or enforcement of the Loan Documents. The Senior Lenders are under no duty or obligation, and the Subordinated Lender hereby waives any right it may have to compel the Senior Lenders, to pursue any Guarantor or other Person who may be liable for the Senior Obligations, or to enforce any Lien or security interest in any Collateral.
          (c) The Subordinated Lender hereby waives and releases all rights which a Guarantor or surety with respect to the Senior Obligations could exercise.
          (d) The Subordinated Lender hereby waives any duty on the part of the Senior Lenders to disclose to it any fact known or hereafter known by the Senior Lenders relating to the operation or financial condition of the Borrower or any Guarantor of the Senior Obligations, or their respective businesses. The Subordinated Lender enters into this Agreement based solely upon its independent knowledge of the Borrower’s results of operations, condition (financial or otherwise) and business and the Subordinated Lender assumes full responsibility for obtaining any further or future information with respect to the Borrower or its results of operations, condition (financial or otherwise) or business.
          SECTION 7. Further Assurances. The Subordinated Lender and the Borrower, at their own expense and at any time from time to time, upon the written request of the Administrative Agent shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

          SECTION 8. Expenses; Indemnification. (a) The Borrower shall pay or reimburse the Administrative Agent and the Senior Lenders, upon demand, for all their reasonable costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent and the Senior Lenders.
          (b) Each of the Borrower and the Subordinated Lender shall pay, indemnify, and hold the Senior Lenders harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the failure of the Borrower or the Subordinated Lender to perform any of its obligations arising out of or relating to this Agreement; provided that such indemnity shall not, as to any such indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from primarily the gross negligence, willful misconduct or bad faith of such indemnitee.
          SECTION 9. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lenders on the one hand and the Subordinated Lender and the Borrower on the other, and no other Person shall have any right, benefit or other interest under this Agreement.
          SECTION 10. Powers Coupled with an Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are indefeasibly paid in full in cash.
          SECTION 11. Notices. All notices, requests and demands to or upon any party hereto shall be in writing and shall be given in the manner provided in Section 9.02 of the Credit Agreement, except that notice to Subordinated Lender shall be made to Kojaian Management Corporation, Attn. C. Michael Kojaian, 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304, Facsimile: 248-644-7620, with a copy to Carson Fischer, PLC, Attn. Robert M. Carson, Esq., 4111 Andover Road, West — 2nd Floor, Bloomfield Hills, Michigan 48302, Facsimile: 248-644-1832.
          SECTION 12. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, each of which shall constitute an original, but all of which taken together shall be deemed to constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic pdf delivery shall be as effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 13. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 14. Integration. This Agreement represents the agreement of the Borrower, the Subordinated Lender and the Senior Lenders with respect to the subject matter hereof and there are no promises or representations by the Borrower, the Subordinated Lender or the Senior Lenders relative to the subject matter hereof not reflected herein.

          SECTION 15. Amendments in Writing; No Waiver’ Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, the Borrower and the Subordinated Lender; provided that any provision of this Agreement may be waived by the Senior Lenders in a letter or agreement executed by the Required Lenders (or the Administrative Agent on behalf of and with the consent of the Required Lenders) and the Subordinated Lender.
          (b) No failure to exercise, nor any delay in exercising, on the part of the Senior Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
          SECTION 16. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
          SECTION 17. Successors and Assigns. (a) This Agreement shall be binding upon the successors and assigns of the Borrower and the Subordinated Lender and shall inure to the benefit of the Senior Lenders and their respective successors and assigns.
          (b) Notwithstanding the provisions of Section 17(a) above, nothing herein shall be construed to limit or relieve the obligations of the Subordinated Lender pursuant to Section 3 of this Agreement, and the Subordinated Lender shall not assign its obligations hereunder to any Person (except as otherwise specifically permitted under Section 3 of this Agreement); any such assignment other than as specifically permitted under Section 3 shall be null and void.
          SECTION 18. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          (b) The Subordinated Lender hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City and the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Joint Lead Arrangers, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Subordinated Lender or its properties in the courts of any jurisdiction.
          (c) The Subordinated Lender hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) The Subordinated Lender hereby irrevocably consents to service of process in the manner provided for notices in Section 11 hereof. Nothing in this Agreement, the Credit Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SUBORDINATED LENDER: KOJAIAN MANAGEMENT CORPORATION, a Michigan corporation
By:
	Name:	C. Michael Kojaian
	Title:	Executive Vice President

BORROWER: GRUBB & ELLIS COMPANY
By:
Name:
Title:

ADMINISTRATIVE AGENT: DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I
COMMITMENTS, PRO RATA SHARES AND APPLICABLE LENDING OFFICES

Revolver
		Revolver A	Revolving	B Pro	Letter of	Domestic	Eurodollar
	Revolving Credit	Pro Rata	Credit B	Rata	Credit	Lending	Lending
Name of Lender	A Commitment	Share	Commitment	Share	Commitment[1]	Office	Office
Deutsche Bank Trust	$11,400,000.00	30%	$8,786,773.50	30%	$4,289,245.00	60 Wall Street	Commercial Loan
Company Americas						New York, NY	Division
						10005	90 Hudson Street
Jersey City, NJ
07302

Fifth Third Bank	$7,600,00.00	20%	$5,857,849.00	20%	$0	Fifth Third Bank	Fifth Third Bank
						222 S. Riverside	222 S. Riverside
						Plaza	Plaza
						Chicago, IL 60606	Chicago, IL 60606

JPMorgan Chase, N.A.	$7,600,00.00	20%	$5,857,849.00	20%	$0	245 Park Avenue,	245 Park Avenue,
						Floor 14	Floor 14
						New York, NY 10167	New York, NY 10167

KeyBank National	$11,400,000.00	30%	$8,786,773.50	30%	$0	1200 Abernathy	1200 Abernathy
Association						Road, NE	Road, NE
						Suite 1550	Suite 1550
						Atlanta, GA 30328	Atlanta, GA 30328

Totals	$38,000,000.00	100%	$29,289,245.00	100%	$4,289,245.00

[1]	The Letter of Credit shall comprise a subfacility of the Revolving Credit B Facility.